Exhibit 10.1

            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     This Second Amendment to Amended and Restated Credit Agreement (the "Amendment") is made as of January 30, 2008, between Bank of America, N. A. ("Bank") and California Pizza Kitchen, Inc., a Delaware corporation, successor by merger to California Pizza Kitchen, Inc., a California corporation ("Borrower").

                                    RECITALS

         A. Borrower and Bank entered into that certain Amended and Restated Credit Agreement dated as of June 30, 2004, as previously amended (the "Agreement").

         B. Borrower and Bank desire to amend certain terms and provisions of the Agreement as herein provided.

                                    AGREEMENT

        1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

        2. Amendments. The Agreement is hereby amended as follows:

                2.1     The  definition  of  "Commitment"  set  forth  in
Section  1.01 of the Agreement is amended to read as follows:

                        "Commitment" means $100,000,000, as such amount may be reduced from time to time, in accordance with this Agreement.

                2.2 Exhibit C to the Agreement is deleted in its entirety and replaced by a new Exhibit C in the form attached hereto.

     3. Representations and Warranties. Borrower hereby represents and warrants to Bank that: (i) no Event of Default and no event which with notice or lapse of time or both would become an Event of Default has occurred and is continuing and has not been previously waived, (ii) the representations and warranties of Borrower set forth in the Agreement are true on and as of the date hereof as if made on and as of said date, except to the extent that such representations and warranties specifically refer to an earlier date, (iii) the making and performance by Borrower of this Amendment have been duly authorized by all necessary action, and (iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Agreement as amended hereby.

     4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank.

        4.1      This Amendment duly executed by all parties hereto.

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        4.2      A certified resolution and incumbency certificate of the
Borrower, if required by the Bank.

        4.3      A note executed by the Borrower.

        4.4 A Consent and Reaffirmation of Guaranty duly signed by CPK Management Company.

        4.5 Payment of all out-of-pocket expenses, including attorneys' fees, incurred by the Bank in connection with the preparation of this Amendment.

     5. Effect of Amendment. Except as provided in this Amendment, the Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions.


         IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.


                                            BANK OF AMERICA, N.A.


                                            /s/ Matthew Koenig
                                            ------------------

                                            Matthew Koenig
                                            Senior Vice President




                                            CALIFORNIA PIZZA KITCHEN, INC.


                                            By:    /s/ Susan M. Collyns
                                               ------------------------
                                            Name:  Susan M. Collyns
                                                 ------------------
                                            Title:Chief Financial Officer
                                                  -----------------------

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                                   EXHIBIT "C"
$100,000,000                                                    January 30, 2008
                                                         Los Angeles, California

     FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of Bank of America, N.A. (the "Lender"), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of One Hundred Million Dollars ($100,000,000), or such lesser principal amount of Loans (as defined in the Credit Agreement referred to below) payable by Borrower to Lender on such Maturity Date under that certain Amended and Restated Credit Agreement dated as of June 30, 2004, as amended, between California Pizza Kitchen, Inc., a Delaware corporation, successor by merger to California Pizza Kitchen, Inc., a California corporation ("Borrower") and Lender (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement;" the terms defined therein being used herein as therein defined).

     Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates, and payable at such times as are specified in the Credit Agreement.

     All payments of principal and interest shall be made to Lender in United States dollars in immediately available funds at its Lending Office.

     If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

     This Note is the "Note" referred to in the Credit Agreement. Reference is hereby made to the Credit Agreement for rights and obligations of payment and prepayment, events of default and the right of Lender to accelerate the maturity hereof upon the occurrence of such events. Loans made by Lender shall be evidenced by one or more loan accounts or records maintained by Lender in the ordinary course of business. Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. This Note is nonnegotiable.

     Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.


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     Borrower  agrees to pay all collection  expenses,  court costs and Attorney
Costs (whether or not litigation is commenced) which may be incurred by Lender in connection with the collection or enforcement of this Note.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                                               CALIFORNIA PIZZA KITCHEN, INC.

                                               By:  /s/ Susan M. Collyns
                                                  ----------------------
                                               Name:  Susan M. Collyns
                                                    ------------------
                                               Title: Chief Financial Officer
                                                     ------------------------